PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Schedule of property, plant and equipment
Property, plant and equipment – net consist of the following (in millions):

	December 31,
	2016	2015
Property	$36.4	$37.2
Plant	144.3	161.9
Equipment	456.1	545.2
Property, Plant and Equipment – Gross	636.8	744.3
Less: Accumulated depreciation	(332.2)	(372.4)
Property, plant and equipment – net	$304.6	$371.9